GOING CONCERN	12 Months Ended
Dec. 31, 2016
GOING CONCERN
GOING CONCERN
2.	GOING CONCERN

The Group experienced a net loss of approximately $43.9 million, $93.6 million and $25.3 million for the years ended December 31, 2014, 2015 and 2016, respectively, and negative cash flows from operations of approximately $32.0 million, $33.5 million and $5.8 million for the years ended December 31, 2014, 2015 and 2016, respectively. These conditions raise substantial doubt about the Group’s ability to continue as a going concern. However, management believes the Group has the ability to fulfill its financial obligations and will continue as a going concern because its primary shareholders, Ms. Xiaoxia Zhu (“Ms. Zhu”) and Ms. Huimin Wang (“Ms. Wang”), have agreed in writing to provide adequate funds to enable the Group to meet in full its financial obligations as they fall due through May 31, 2018. In January, March and May 2017, Ms. Zhu provided loans to fund the Group’s daily operations with amounts of RMB10.0 million ($1.2 million), RMB15.0 million ($1.9 million) and RMB35.0 million ($5.1 million), respectively. These loans are due on July 1, 2018.

The Group believes that it can realize its assets and satisfy its liabilities in the normal course of business with the financial support from Ms. Zhu and Ms. Wang. As a result, the consolidated financial statements have been prepared assuming the Group will continue as a going concern. The accompanying consolidated financial statements do not reflect any adjustments relating to the recoverability and reclassification of assets and liabilities as that might be necessary if the Group is unable to continue as a going concern.